Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

Background

On February 11, 2019, FBIO Acquisition, Inc. (“FBIO Acquisition”), a wholly-owned subsidiary of Fortress Biotech, Inc. (the “Company”), completed the previously-announced sale of its remaining holdings of National Holdings Corporation (“NHLD”) shares of common stock to NHC Holdings, LLC (“Purchaser”), a wholly-owned subsidiary of B. Riley FBR, Inc., for $3.25 per share (the “Transaction”), pursuant to the terms of the stock purchase agreement dated November 14, 2018 (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement, Purchaser, along with two other minority purchaser designees, collectively purchased the remaining 32.1 percent of NHLD shares held by FBIO Acquisition for an aggregate price of $13,089,141.00.

Pro Forma Information

The accompany unaudited pro forma condensed consolidated statements of the Company for the year ended December 31, 2016, is presented as if the Transaction occurred from the acquisition date of NHLD, on September 9, 2016, through December 31, 2016. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2017 is presented as if the Transaction had occurred on January 1, 2017. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company for the nine months ended September 30, 2018 and the condensed consolidated balance sheet of the Company as of September 30, 2018 are presented as if the Transaction had occurred on January 1, 2018 and September 30, 2018, respectively. The pro forma adjustments related to the Transaction do not reflect the final purchase price or final asset and liability balances of NHLD. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed consolidated financial information. The unaudited pro forma financial information is not necessarily indicative of the results of operations or financial position that might have been achieved for the dates or periods indicated, nor is it necessarily indicative of the results of operations or financial position that may occur in the future. Since the Company’s aquisition of NHLD occurred during 2016, no pro forma statements are presented for the year ended December 31, 2015.

The historical consolidated financial information has been adjusted in the unaudited pro forma financial information to give effect to pro forma events that are (1) directly attributable to the disposal, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results. The pro forma information does not reflect several changes the Company expects to realize after the Transaction because the changes are not certain.

The following is a brief description of the amounts recorded under each of the column headings in the unaudited pro forma consolidated statements of operations and balance sheet:

Total Consolidated

This column reflects the Company’s historical audited operating results for the years ended December 31, 2016 and 2017 respectively, and the historical and unaudited operating results and financial condition as of and for the nine months ended September 30, 2018 prior to any adjustment for the Transaction.

Disposal

This column reflects the elimination of the historical operating results of NHLD for the period of September 9, 2016 through December 31, 2016, the year ended December 31, 2017, and the nine months ended September 30, 2018 at the amounts that have been reflected in the Company’s condensed consolidated statements of operations for those periods. The disposal column on the unaudited pro forma condensed consolidated balance sheet as of September 30, 2018 reflects the value of assets and liabilities included in NHLD as of that date.

Intercompany Adjustments

This column reflects the elimination of intercompany transactions between FBIO and NHLD for the period presented, which includes the elimination of fees for financings, in which NHLD acted as the placement agent.

Pro Forma Adjustments

This column on the unaudited pro forma condensed consolidated balance sheet reflects the pro forma effect of the receipt and use of the cash consideration from the Transaction.

FORTRESS BIOTECH, INC. AND SUBSIDIARIES

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2018

(Unaudited)

(in thousands, except share data)

	Total		Intercompany	Pro Forma
	Consolidated	Disposal	Adjustments	Adjustments	Notes	Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$95,867	$(19,961)	$-	$22,722	(a) (b)	$98,628
Accounts receivable	5,431	-	-	-		5,431
Short-term investment (certificate of deposit)	22,538	-	-	-		22,538
Cash deposits with clearing organizations	336	(336)	-	-	(b)	-
Receivables from broker-dealers and clearing organizations	11,884	(11,884)	-	-	(b)	-
Forgivable loans receivable	1,610	(1,610)	-	-	(b)	-
Securities owned, at fair value	6,675	(8,593)	1,918	-	(b)	-
Inventory	674	-	-	-		674
Other receivables - related party	414	-	-	-		414
Prepaid expenses and other current assets	14,089	(5,929)	-	-	(b)	8,160
Total current assets	159,518	(48,313)	1,918	22,722		135,845

Property and equipment, net	14,642	(2,532)	-	-	(b)	12,110
Restricted cash	17,358	(1,352)	-	-	(b)	16,006
Goodwill	18,645	(18,645)	-	-	(b)	-
Intangible assets	13,935	(12,285)	-	-	(b)	1,650
Other assets	821	(419)	-	-	(b)	402
Total assets	$224,919	$(83,546)	$1,918	$22,722		$166,013

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$36,577	$(6,703)	$-	$-	(b)	$29,874
Accounts payable and accrued expenses - related party	153	-	-	-		153
Accrued commissions and payroll payable	11,974	(11,974)	-	-	(b)	-
Contingent consideration payable	768	(768)	-	-	(b)	-
Deferred clearing and marketing credits	629	(629)	-	-	(b)	-
Securities sold, not yet purchased at fair value	24	(24)	-	-	(b)	-
Other current liabilities	77	(77)	-	-	(b)	-
Deferred revenue	155	(155)	-	-	(b)	-
Interest payable	613	-	-	-		613
Interest payable - related party	94	-	-	-		94
Notes payable, short-term	9,054	-	-	-		9,054
Subsidiary convertible note, short-term, at fair value	10,657	-	-	-		10,657
Derivative liabilities	-	-	196	-		196
Total current liabilities	70,775	(20,330)	196	-		50,641

Notes payable, long-term	64,546	-	(4,552)	-		59,994
Other long-term liabilities	4,961	-	-	-		4,961
Total liabilities	140,282	(20,330)	(4,356)	-		115,596

Commitments and contingencies

Stockholders' equity
Convertible Preferred stock, $.001 par value, Series A	1	-	-	-		1
Common Stock, $.001 par value	56	(249)	249	-	(b)	56
Common stock issuable	495	-	-	-		495
Additional paid-in-capital	408,615	(101,054)	50,223	20,610	(a) (b)	378,394
Accumulated deficit	(371,394)	38,102	(30,753)	2,112	(b)	(361,933)
Total stockholders' equity attributed to the Company	37,773	(63,201)	19,719	22,722	-	17,013

Non-controlling interests	46,864	(15)	(13,445)	-	(b)	33,404
Total stockholders' equity	84,637	(63,216)	6,274	22,722		50,417
Total liabilities and stockholders' equity	$224,919	$(83,546)	$1,918	$22,722		$166,013

FORTRESS BIOTECH, INC. AND SUBSIDIARIES

Pro Forma Condensed Consolidated Statement of Operations

(Unaudited)

(in thousands, except share and per share data)

	For the Year Ended December 31, 2016
	Total		Intercompany
	Consolidated	Disposal	Adjustments	Pro Forma
Revenue
Fortress
Product revenue, net	$3,587	$-	$-	$3,587
Revenue - from a related party	2,570	-	-	2,570
Net Fortress revenue	6,157	-	-	6,157

National
Commissions	5,388	(5,388)	-	-
Net dealer inventory gains	253	(253)	-	-
Investment banking	2,829	(4,076)	1,247	-
Investment advisory	904	(904)	-	-
Interest and dividends	155	(155)	-	-
Transfer fees and clearing services	386	(386)	-	-
Tax preparation and accounting	338	(338)	-	-
Other	70	(70)	-	-
Total National revenue	10,323	(11,570)	1,247	-
Net revenue	16,480	(11,570)	1,247	6,157

Operating expenses
Fortress
Cost of goods sold - product revenue	790	-	-	790
Research and development	29,602	-	-	29,602
Research and development – licenses acquired	5,532	-	-	5,532
General and administrative	34,003	-	-	34,003
Total Fortress operating expenses	69,927	-	-	69,927

National
Commissions, compensation and fees	10,414	(10,414)	-	-
Clearing fees	144	(144)	-	-
Communications	177	(177)	-	-
Occupancy	193	(193)	-	-
Licenses and registration	147	(147)	-	-
Professional fees	327	(327)	-	-
Interest	1	(1)	-	-
Depreciation and amortization	545	(78)	(467)	-
Other administrative expenses	315	(1,209)	894	-
Total National operating expenses	12,263	(12,690)	427	-
Total operating expenses	82,190	(12,690)	427	69,927
Loss from operations	(65,710)	1,120	820	(63,770)

Other income (expenses)
Interest income	298	-	-	298
Interest expense and financing fee	(3,690)	-	-	(3,690)
Change in fair value of derivative liabilities	(1,039)	-	953	(86)
Change in fair value of subsidiary convertible note	(78)	-	-	(78)
Change in fair value of investments	(1,071)	-	-	(1,071)
Other income (loss)	-	-	-	-
Total other expenses	(5,580)	-	953	(4,627)
Income (loss) before income taxes	(71,290)	1,120	1,773	(68,397)
Income tax expense (benefit)	-	2,916	(2,916)	-
Net (loss) income	(71,290)	4,036	(1,143)	(68,397)
Less: net loss attributable to non-controlling interests	(16,195)	621	-	(15,574)
Net loss attributable to common stockholders	$(55,095)	$3,415	$(1,143)	$(52,823)

Basic and diluted net loss per share	$(1.38)			$(1.32)
Weighted average common shares outstanding - basic and diluted	39,962,657			39,962,657

FORTRESS BIOTECH, INC. AND SUBSIDIARIES

Pro Forma Condensed Consolidated Statement of Operations

(Unaudited)

(in thousands, except share and per share data)

	For the Year Ended December 31, 2017
	Total		Intercompany
	Consolidated	Disposal	Adjustments	Pro Forma
Revenue
Fortress
Product revenue, net	$15,520	$-	$-	$15,520
Revenue - from a related party	1,725	-	-	1,725
Net Fortress revenue	17,245	-	-	17,245

National
Commissions	96,807	(96,807)	-	-
Net dealer inventory gains	15,108	(15,108)	-	-
Investment banking	25,064	(44,595)	19,531	-
Investment advisory	14,528	(14,528)	-	-
Interest and dividends	2,764	(2,764)	-	-
Transfer fees and clearing services	7,393	(7,393)	-	-
Tax preparation and accounting	7,439	(7,439)	-	-
Other	1,236	(1,236)	-	-
Total National revenue	170,339	(189,870)	19,531	-
Net revenue	187,584	(189,870)	19,531	17,245

Operating expenses
Fortress
Cost of goods sold - product revenue	3,658	-	-	3,658
Research and development	48,322	-	-	48,322
Research and development – licenses acquired	4,164	-	-	4,164
General and administrative	50,897	-	-	50,897
Total Fortress operating expenses	107,041	-	-	107,041

National
Commissions, compensation and fees	155,187	(155,187)	-	-
Clearing fees	2,343	(2,343)	-	-
Communications	2,767	(2,767)	-	-
Occupancy	4,286	(4,286)	-	-
Licenses and registration	1,726	(1,726)	-	-
Professional fees	4,531	(4,531)	-	-
Interest	14	(14)	-	-
Depreciation and amortization	2,089	(1,229)	(860)	-
Other administrative expenses	8,808	(9,819)	1,011	-
Total National operating expenses	181,751	(181,902)	151	-
Total operating expenses	288,792	(181,902)	151	107,041
Loss from operations	(101,208)	(7,968)	19,380	(89,796)

Other income (expenses)
Interest income	819	-		819
Interest expense and financing fee	(5,860)	-	(1,827)	(7,687)
Change in fair value of derivative liabilities	8,391	(8,458)	(304)	(371)
Change in fair value of subsidiary convertible note	(457)	-	-	(457)
Change in fair value of investments	226	-	-	226
Other income (loss)	(234)	(16)	3	(247)
Total other expenses	2,885	(8,474)	(2,128)	(7,717)
Income (loss) before income taxes	(98,323)	(16,442)	17,252	(97,513)
Income tax expense (benefit)	(1,513)	4,051	(2,538)	-
Net (loss) income	(99,836)	(12,391)	14,714	(97,513)
Less: net loss attributable to non-controlling interests	(32,960)	1,216	-	(31,744)
Net loss attributable to common stockholders	$(66,876)	$(13,607)	$14,714	$(65,769)

Basic and diluted net loss per share	$(1.61)			$(1.58)
Weighted average common shares outstanding - basic and diluted	41,658,733			41,658,733

FORTRESS BIOTECH, INC. AND SUBSIDIARIES

Pro Forma Condensed Consolidated Statement of Operations

(Unaudited)

(in thousands, except share and per share data)

	For the Nine Months Ended September 30, 2018
	Total		Intercompany
	Consolidated	Disposal	Adjustments	Pro Forma
Revenue
Fortress
Product revenue, net	$17,366	$-	$-	$17,366
Revenue - from a related party	525	-	-	525
Net Fortress revenue	17,891	-	-	17,891

National
Commissions	85,422	(85,422)	-	-
Net dealer inventory gains	5,601	(2,402)	(3,199)	-
Investment banking	43,012	(48,042)	5,030	-
Investment advisory	15,811	(15,811)	-	-
Interest and dividends	2,003	(2,003)	-	-
Transfer fees and clearing services	5,680	(5,680)	-	-
Tax preparation and accounting	6,835	(6,835)	-	-
Other	697	(697)	-	-
Total National revenue	165,061	(166,892)	1,831	-
Net revenue	182,952	(166,892)	1,831	17,891

Operating expenses
Fortress
Cost of goods sold - product revenue	4,546	-	-	4,546
Research and development	58,528	-	-	58,528
Research and development – licenses acquired	3,804	-	-	3,804
General and administrative	38,788	-	-	38,788
Total Fortress operating expenses	105,666	-	-	105,666

National
Commissions, compensation and fees	141,462	(141,462)	-	-
Clearing fees	1,772	(1,772)	-	-
Communications	2,429	(2,429)	-	-
Occupancy	2,834	(2,834)	-	-
Licenses and registration	2,028	(2,028)	-	-
Professional fees	3,047	(3,047)	-	-
Interest	30	(30)	-	-
Underwriting costs	230	(230)	-	-
Depreciation and amortization	2,587	(1,145)	(1,442)	-
Other administrative expenses	5,839	(5,839)	-	-
Total National operating expenses	162,258	(160,816)	(1,442)	-
Total operating expenses	267,924	(160,816)	(1,442)	105,666
Loss from operations	(84,972)	(6,076)	3,273	(87,775)

Other income (expenses)
Interest income	841	-	-	841
Interest expense and financing fee	(6,455)	-	(1,192)	(7,647)
Change in fair value of derivative liabilities	87	-	-	87
Change in fair value of warrants	(8,018)	11,194	(3,149)	27
Change in fair value of subsidiary convertible note	26	-	-	26
Change in fair value of investments	(1,390)	-	-	(1,390)
Other income (loss)	(258)	(90)	15	(333)
Total other expenses	(15,167)	11,104	(4,326)	(8,389)
Income (Loss) before Income Taxes	(100,139)	5,028	(1,053)	(96,164)
Income tax expense (benefit)	2,382	(4,452)	2,070	-
Net (loss) income	(102,521)	9,480	(3,123)	(96,164)
Less: net loss attributable to non-controlling interests	(43,254)	2,345	-	(40,909)
Net loss attributable to common stockholders	$(59,267)	$7,135	$(3,123)	$(55,255)

Basic and diluted net loss per share	$(1.36)			$(1.27)
Weighted average common shares outstanding - basic and diluted	43,578,763			43,578,763

FORTRESS BIOTECH, INC. AND SUBSIDIARIES

Notes to Pro Forma Condensed Consolidated Financial Information

(Unaudited)

(in thousands)

(a)	Total consideration for the Transaction is as follows:
	Cash payout	$22,872
	Transaction fees	(150)
		$22,722

(b)	The gain on the Transaction is as follows:
	Total consideration	$22,722
	Total assets sold	(58,756)
	Total liabilities assumed	24,686
	Non-controlling interests	13,460
	Net gain on transaction	$2,112